UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 27, 2009 (May 20, 2009)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)  On May 20, 2009, US Dataworks, Inc. (the “Company”) entered into Note Modification Agreements with the holders of an aggregate of $3,703,500 Senior Secured Notes due August 13, 2009, as amended by those certain Note Modification Agreements dated February 19, 2009 (the “Refinance Notes”).  Effective as of May 20, 2009, the Note Modification Agreements amended the Refinance Notes as follows: (1) the Other Note (defined below) was included in the definition of “Permitted Indebtedness” and (2) the Company was allowed to make voluntary interest payments on the Other Note notwithstanding the fact that the Refinance Notes are otherwise senior to the Other Note.  The foregoing description of the Note Modification Agreements is qualified in its entirety by reference to the Note Modification Agreements, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.

In addition, on May 20, 2009, the Company entered into a Note Modification Agreement with the holder of that certain 8.75% Promissory Note dated September 25, 2007 executed by the Company and payable to the order of the holder thereof in the original principal amount of $500,000 (the “Other Note”).  Effective as of May 20, 2009, the Note Modification Agreement amended the Other Note as follows: (1) it was clarified that the Other Note was a demand note for which full payment can be required at any time on or after the maturity date; (2) the maturity date of the Other Note was extended to December 31, 2009; and (3) the Company was allowed to make voluntary prepayments under the Other Note without penalty.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(a)	Exhibits

10. 1           Note Modification Agreement by and between US Dataworks, Inc. and John L. Nicholson, M.D. dated May 20, 2009 (Refinance Note).

10. 2           Note Modification Agreement by and between US Dataworks, Inc. and Charles E. Ramey dated May 20, 2009 (Refinance Note).

10.3           Note Modification Agreement by and between US Dataworks, Inc. and Charles E. Ramey dated May 20, 2009 (Other Note).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2009
US DATAWORKS, INC.

	By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Note Modification Agreement by and between US Dataworks, Inc. and John L. Nicholson, M.D. dated May 20, 2009 (Refinance Note).
10. 2	Note Modification Agreement by and between US Dataworks, Inc. and Charles E. Ramey dated May 20, 2009 (Refinance Note).
10. 3	Note Modification Agreement by and between US Dataworks, Inc. and Charles E. Ramey dated May 20, 2009 (Other Note).